Exhibit 10.17

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of [•], 2021 by and among Sweetgreen, Inc., a Delaware corporation (the “Company”), and stockholders of the Company listed on Exhibit A hereto (collectively, the “Exchange Stockholders”).

RECITALS

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a dual class structure in connection with the Company’s proposed initial public offering of its capital stock in a firm commitment underwritten offering (the “IPO”) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, in connection with the IPO, the Board has approved an Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which, among other things, if effected in connection with the IPO, would create two series of common stock of the Company, Class A common stock, par value $0.001 per share (“Class A Common Stock”), entitling holders to one (1) vote per share and Class B common stock, par value $0.001 per share (“Class B Common Stock”), entitling holders to ten (10) votes per share;

WHEREAS, the Certificate of Incorporation further provides that the Company’s common stock, par value $0.001 per share (“Pre-IPO Common Stock”), will, upon the effectiveness of the filing of the Certificate of Incorporation (the “Effective Time”), be reclassified as Class A Common Stock;

WHEREAS, the Exchange Stockholders hold or will hold shares of Pre-IPO Common Stock as of immediately prior to the Effective Time and all such shares of Pre-IPO Common Stock will be reclassified as shares of Class A Common Stock at the Effective Time;

WHEREAS, the Board has determined that exchanging certain shares of Class A Common Stock that will be held by the Exchange Stockholders at the Effective Time as set forth on Exhibit A hereto for shares of Class B Common Stock as part of the implementation of the dual class structure is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than the Exchange Stockholders;

WHEREAS, the Exchange Stockholders have entered into a lock-up agreement with the underwriters in connection with the IPO relating to their shares of Pre-IPO Common Stock pursuant to which they have agreed to limit the number of shares they may sell, transfer or pledge in the contemplated early lock-up releases to a lower percentage of holdings than other equity holders of the Company; and

WHEREAS, the parties hereto intend that no gain or loss shall be recognized in the Exchange (as defined below) pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”) and this Agreement shall constitute a “plan of organization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

1. EXCHANGE OF CLASS A COMMON STOCK.

1.1 Subject to the terms and conditions of this Agreement, immediately following the Effective Time and effective immediately prior to the consummation of the IPO (the “Exchange Effective Time”), each Exchange Stockholder shall be deemed to have automatically transferred to the Company the shares of Class A Common Stock held by such Exchange Stockholder as set forth on Exhibit A hereto (the “Class A Shares”) and the Company shall issue to each Exchange Stockholder shares of Class B Common Stock (the “Class B Shares”), at an exchange ratio of one (1) Class A Share for one (1) Class B Share (the “Exchange”). The number of Class A Shares to be transferred and the number of Class B Shares to be received in the Exchange by each Exchange Stockholder are as set forth on Exhibit A hereto.

1.2 Concurrently herewith, each Exchange Stockholder shall deliver to the Company an Assignment Separate from Certificate in substantially the form attached to this agreement as Exhibit B to evidence that the shares of the Pre-IPO Common Stock (which will automatically be renamed as Class A Common Stock upon the Effective Time) have been duly transferred to the Company to be held in escrow until the Exchange Effective Time and such documents are automatically released without further action by the Company or the Exchange Stockholder at the Exchange Effective Time.

1.3 Upon the effectiveness of the Exchange, the Company shall deliver to each Exchange Stockholder such documentation as may be reasonably required to evidence that the Class B Shares have been duly issued and transferred to the applicable Exchange Stockholder.

2. REPRESENTATIONS AND WARRANTIES.

2.1 Representations and Warranties of the Exchange Stockholders. Each Exchange Stockholder hereby, severally and not jointly, represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:

(a) Ownership; Authority. Each Exchange Stockholder will be, as of the Exchange Effective Time, the beneficial and legal owner of the Class A Shares exchanged hereunder, free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation, the bylaws of the Company or any other agreements to which such Exchange Stockholder and the Company are a party). Each Exchange Stockholder has the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, and assuming the effectiveness of the Certificate of Incorporation, to transfer, convey and exchange the Class A Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Exchange Stockholder, enforceable against such Exchange Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from Exchange Stockholder good and marketable title to the Class A Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation, the bylaws of the Company or any other agreements to which such Exchange Stockholder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b) Governmental Authorization. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of such Exchange Stockholder (excluding, for the avoidance of doubt (a) the filing by the Company of the Certificate of Incorporation with the Secretary of State of the State of Delaware, (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws, and (c) any filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

(c) Non-contravention. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 2.1(b) and approval of and adoption by the Company’s stockholders of the Certificate of Incorporation, (a) violate any governing document, including any trust agreement, applicable to such Exchange Stockholder, (b) violate any law or order applicable to such Exchange Stockholder, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, constitute a material default under any provision of any agreement or other instrument binding upon such Exchange Stockholder, or (d) result in the creation or imposition of any lien on such Exchange Stockholder’s Class B Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party.

(d) Restricted Securities; Rule 144. Such Exchange Stockholder understands that the Class B Shares are characterized as “restricted securities” under the Securities Act because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the Class B Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. Such Exchange Stockholder understands and hereby acknowledges that the Class B Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Such Exchange Stockholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which provide a safe harbor for certain resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

(e) Legends. It is understood that any certificate or book entry position representing the Class B Shares and any securities issued in respect thereof or exchange therefor, shall bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which the Exchange Stockholder is a party):

“THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SHARES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(f) No Other Representations or Warranties. Except for the representations and warranties contained in this Section 2.1, neither any Exchange Stockholder nor any other person on behalf of any Exchange Stockholder has made any other express or implied representation or warranty, either written or oral. The Company acknowledges and agrees that it has not received or relied upon any express or implied representation or warranty made by any Exchange Stockholder or any other person on behalf of any Exchange Stockholder outside of this Agreement.

2.2 Representations and Warranties of the Company. The Company hereby represents and warrants to each Exchange Stockholder, with respect to the transactions contemplated hereby, as follows:

(a) Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b) Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 2.2(c) and the approval of and adoption by the Company’s stockholders of the Certificate of Incorporation. Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived or are otherwise inapplicable. Assuming the due authorization, execution and delivery by each Exchange Stockholder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(c) Valid Issuance of Shares. The Class B Shares, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The Class B Shares shall have the rights, restrictions, privileges and preferences set forth in the Certificate of Incorporation and the bylaws of the Company.

(d) Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (i) the filing by the Company of the Certificate of Incorporation with the Secretary of State of the State of Delaware, (ii) compliance by the Company with any applicable requirements of any applicable state or federal securities laws, and (iii) any filings required by the HSR Act.

(e) Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 2.2(c) and approval of and adoption by the Company’s stockholders of the Certificate of Incorporation, (i) violate the Certificate of Incorporation or bylaws of the Company, (ii) violate any law or order applicable to the Company, (iii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (iv) result in the creation or imposition of any lien, charge or encumbrance on the Class B Shares other than as set forth or contemplated by this Agreement or the Certificate of Incorporation.

(e) Litigation. There is no claim, action, suit, arbitration, criminal or civil proceeding or investigation pending or, to the Company’s knowledge, currently threatened that questions the validity of this Agreement, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

3. EFFECTIVENESS.

3.1 Effectiveness. This Agreement shall become effective concurrently with the Effective Time, which the parties hereto agree shall not occur until the applicable waiting period under the HSR Act shall have expired or been terminated, and the consents, actions and filings referred to in Sections 2.1(b) and 2.2(d) of this Agreement shall have been made and/or obtained.

4. MISCELLANEOUS.

4.1 Waiver of Right of First Refusal and Transfer Restrictions. The Company hereby waives or has obtained the waiver of any preexisting rights of first refusal, co-sale and other transfer restrictions applicable to the transactions contemplated hereby and fully consents to the Exchange contemplated herein.

4.2 Governing Plan Documents. In the event that any Class A Shares to be exchanged pursuant hereto are issued under the Company’s 2019 Equity Incentive Plan (as amended, the “Plan”), the Class B Shares issued pursuant hereto shall remain subject to the terms of the Plan and the form of governing documentation thereunder, including any Stock Option Grant Notice and Option Agreement as well as, if applicable, any Early Exercise Stock Purchase Agreement or similar agreement.

4.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

4.4 No Assignment. The terms and conditions of this Agreement, including all obligations and rights therein, may not be assigned.

4.5 Amend or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by each of the parties hereto.

4.6 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.7 Entire Agreement. This Agreement shall constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the parties are expressly canceled.

4.8 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature, including electronic signatures, and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.9 Tax Consequences. The parties hereto intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The parties adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, each Exchange Stockholder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Exchange, investment in the Class B Shares and the transactions contemplated by this Agreement. Each Exchange Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Section 2.2 above.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

SWEETGREEN, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO SWEETGREEN, INC. EXCHANGE AGREEMENT]

EXHIBIT A

[Omitted]

EXHIBIT B

FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Exchange Agreement by and among the undersigned (“Exchange Stockholder”), Sweetgreen, Inc. (the “Company”) and the additional parties thereto, dated as of ____________, 2021, the Exchange Stockholder hereby assigns and transfers unto the Company the following number of the following shares of capital stock of the Company standing in Exchange Stockholder’s name on the Company’s books, in exchange for an equivalent number of shares of Class B Common Stock:

CLASS/SERIES	SHARES

Class A Common Stock	[___]

Transferor hereby irrevocably constitutes and appoints the Secretary of the Company to transfer said stock on the books of the Company with full power of substitution in the premises.

DATED: ____________, 2021

EXCHANGE STOCKHOLDER:

[___]

By:
Name:
Title:

EXHIBIT B TO SWEETGREEN, INC. EXCHANGE AGREEMENT